HERCULES TECHNOLOGY GROWTH CAPITAL, INC.
400 Hamilton Avenue, Suite 310
Palo Alto, CA 94301

March 13, 2008

VIA FACSIMILE AND OVERNIGHT MAIL
Diomed Holdings, Inc.
1 Dundee Park
Andover, MA 01810
Attention: David B. Swank
Facsimile: (978) 475-8488
Telephone: (978) 824-1823

Re: ***Notice of Event of Default, Reservation of Rights and Assessment of Interest at the Default Rate***

Ladies and Gentlemen:

Reference is hereby made to that certain (a) Loan and Security Agreement dated as of September 28, 2007 (as amended and in effect from time to time, the "***Loan Agreement***") among Diomed, Inc., Diomed Holdings, Inc. and each of their respective US Subsidiaries (each a "***Borrower***" and collectively, the "***Borrowers***"), and Hercules Technology Growth Capital, Inc. (the "***Lender***"), and (b) letter from Portside Growth and Opportunity Fund ("***Portside***") dated March 5, 2008 (the "***Convertible Debenture Acceleration Notice Letter***") addressed to the Borrower regarding the acceleration of the Borrower's obligations to Portside pursuant to that certain Convertible Debenture (the "***Convertible Debt***") dated October 25, 2004, in the original principal amount of $1,334,035.64. All defined terms herein shall have the respective meanings given to them in the Loan Agreement.

We hereby give you notice of the following Event of Default under the Loan Agreement (such Event of Default hereinafter being referred to as the "***Specified Default***"). Section 10.8 of the Loan Agreement provides that the occurrence of a default under the Convertible Debentures, subject to any grace or cure period in relation thereto shall constitute an Event of Default under the Loan Agreement. We understand from our receipt of the Convertible Debenture Acceleration Notice Letter that Portside, a Convertible Noteholder under the Loan Agreement, has

accelerated the maturity of the Convertible Debt (as more fully set forth in such letter). Accordingly, an Event of Default has occurred under the Loan Agreement. We further understand that additional Events of Default may be continuing under the Loan Agreement Agreement.

As a result of the existence of the Specified Default, the Lender has no obligation to make any Advances to the Borrowers. We hereby give you further notice that as a result of an Event of Default existing under the Loan Agreement, and in accordance with Section 2.3 of the Loan Agreement, the Lender has elected to increase the amount of interest and fees under the Loan Agreement to the default rate of interest set forth in such Section 2.3 (the "***Default Rate***"). Accordingly, the interest rates applicable to the Loans and such other applicable rates and fees are hereby increased to the Default Rate under the Loan Agreement.

The Lender hereby expressly reserves all of its rights and remedies under the Loan Agreement, the other Loan Documents and applicable law in respect of the Specified Default and any and all other defaults or Events of Default under the Loan Agreement and the other Loan Documents. Failure of the Lender to exercise any right or remedy shall not constitute a waiver of that or any other right or remedy.

[Remainder of page intentionally left blank]

SCHEDULE A

McGuire Woods LLP
1345 Avenue of the Americas
7th Floor
New York, NY 10105
Attention: William A. Newman, Esq.
Facsimile: (212)548-2170

Bingham McCutchen LLP
150 Federal Street
Boston, Massachusetts 02110
Attention: Sandra J. Vrejan, Esq.
Telecopier No.: (617) 951-8736

Very truly yours,

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

By: [signature]
Name: Scott Harvey
Title: Duly Authorized Signatory
Chief Legal Officer

cc: to the parties set forth on Schedule A to this letter

BINGHAM

Facsimile

DATE: March 13, 2008

	NAME	FAX	PHONE
TO:	David B. Swank Diomed Holdings, Inc.	978-475-8488	
FROM:	Hillary A. Pelletier hillary.pelletier@bingham.com	617.951.8736	617.951.8569

PAGES: (INCLUDING THIS COVER PAGE): 5

RE: Notice of Event of Default, Reservation of Rights and Assessment of Interest at the Default Rate

MESSAGE:

Boston
Hartford
Hong Kong
London
Los Angeles
New York
Orange County
San Francisco
Santa Monica
Silicon Valley
Tokyo
Walnut Creek
Washington

Bingham McCutchen LLP
150 Federal Street
Boston, MA 02110-1726

T 617.951.8000
F 617.951.8736
bingham.com

For transmission problems, please call 617.951.8925

Timekeeper No:	35345	Client/Matter No:	3002791/0000327542	DATE/TIME STAMP
Client/Matter Name:				
Return To:	Hillary Pelletier		Floor No: 21	

A/72469409.1/3002791-0000327542